SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2004

GENVEC, INC.

(Exact name of issuer as specified in charter)

Delaware	0-24469	23-2705690

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 West Watkins Mill Road
Gaithersburg, MD

(Address of principal executive offices)

20878

(Zip code)

(240) 632-0740

(Registrant’s telephone number, including area code)

Item 5.

               The purpose of this Current Report on Form 8-K is to facilitate the incorporation by reference of pro forma financial information related to the merger of Diacrin, Inc. with and into GenVec, Inc. and the following financial statements (and the notes thereto) for Diacrin into current and future registration statements filed by GenVec under the Securities Act of 1933, as amended.

          (i) Balance Sheets as of June 30, 2003 (unaudited) and December 31, 2002;

          (ii) Statements of Operations for the three and six months ended June 30, 2002 and 2003 (unaudited);

          (iii) Statements of Cash Flows for the three and six months ended June 30, 2002 and 2003 (unaudited);

          (iv) Balance Sheets as of December 31, 2001 and 2002;

          (v) Statements of Operations for each of the three years in the period ended December 31, 2002;

          (vi) Statements of Stockholders’ Equity (Deficit) for each of the three years in the period ended December 31, 2002; and

          (vii) Statements of Cash Flows for each of the three years in the period ended December 31, 2002.

Item 7.

(c)  Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number Referred to in Item 601 of Regulation S-K	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors of Diacrin, Inc.
99.1	Pro forma financial information
99.2	Financial Statements of Diacrin, Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.
(Registrant)

By:	/s/ Jeffrey W. Church

Jeffrey W. Church
Chief Financial Officer, Treasurer and
Corporate Secretary

Date: March 24, 2004

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors of Diacrin, Inc.
99.1	Pro forma financial information
99.2	Financial Statements of Diacrin, Inc.

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